As filed with the Securities and Exchange Commission on April 27 , 201 2

File No. 33-16245
File No. 811-05276

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 2 8	☒
and/or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 2 8	☒

Value Line Strategic Asset Management Trust
(Exact Name of Registrant as Specified in Charter)

7 Times Square, 21st Floor,
New York, New York 100 36-6524
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 907-1 9 00

Mitchell Appel
Value Line Strategic Asset Management Trust
7 Times Square, 21st Floor,
New York, New York 100 36-6524
(Name and Address of Agent for Service)

Copy to:
Peter D. Lowenstein, Esq.
496 Valley Road
Cos Cob, CT 06807

It is proposed that this filing will become effective (check appropriate box)
☐	immediately upon filing pursuant to paragraph (b)
☒	on April 30, 2012 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

Value Line
Strategic Asset Management Trust

P R O S P E C T U S
M A Y 1 , 2 0 1 2

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus, and any representation to the contrary is a criminal offense.

T A B L E O F C O N T E N T S

Trust Summary
Investment objective Page 2
Fees and expenses Page 2
Principal investment strategies of the Trust Page 3
Principal risks of investing in the Trust Page 4
Trust performance Page 5
Management Page 6
Purchase and sale of Trust shares Page 7
Tax information Page 7
Payments to broker-dealers and other financial intermediaries Page 7

How The Trust Is Managed
Investment objective Page 8
Principal investment strategies Page 8
Non–principal investment strategies Page 10
The principal risks of investing in the Trust Page 11

Who Manages the Trust
Investment Adviser Page 1 4
Management fees Page 14
Portfolio management Page 14

About Your Account
How to buy and sell shares Page 15
Frequent purchases and redemptions of Trust shares Page 17
Dividends, distributions and taxes Page 18

Financial Highlights
Financial Highlights Page 20

T R U S T S U M M A R Y

Investment objective

The Trust’s investment objective is to achieve a high total investment return consistent with reasonable risk.

Fees and expenses

This table describes the fees and expenses you pay in connection with an investment in the Trust. It does not take into account any fees or other expenses of any variable annuity or variable life insurance product. If such fees were reflected, expenses would be higher.

Annual Trust Operating Expenses (expenses that you pay each year as a percentage of the value of your investment.)
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	0.40%
Other Expenses	0.13%
Total Annual Trust Operating Expenses	1.03%
Less: 12b-1 Fee Waiver*	–0.15%
Net Expenses	0.88%

*      Effective May 1, 201 2 through April 30, 201 3 , EULAV Securities LLC. (the “Distributor”) has contractually agreed to waive a portion of the Trust’s 12b-1 fee in an amount equal to 0.15% of the Trust’s average daily net assets. There is no assurance that the Distributor will extend the contractual fee waiver beyond April 30, 201 3 . The waiver cannot be terminated before April 30, 201 3 without the approval of the Trust’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Trust for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Trust’s operating expenses remain the same except in year one. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Value Line Strategic Asset Management Trust	$90	$313	$554	$1,246

Portfolio turnover

The Trust pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Trust shares are held in a taxable account. These costs, which are not reflected in annual Trust operating expenses or in the example, affect the Trust’s performance. During the most recent fiscal year the Trust’s portfolio turnover rate was 2 8 % of the average value of its portfolio.

Principal investment strategies of the Trust

To achieve the Trust’s investment objective, EULAV Asset Management (the “Adviser”) invests in a broad range of common stocks, bonds and money market instruments in accordance with an asset allocation strategy based primarily on data derived from proprietary computer models for the stock and bond markets which Value Line, Inc. developed. The Adviser attempts to achieve the Trust’s investment objective by following an asset allocation strategy that enables the Adviser to periodically shift the assets of the Trust among three types of securities: (a) common stocks, (b) debt securities with maturities of more than one year that are principally rated investment grade (i.e., within the four highest categories of a nationally recognized statistical rating organization) and (c) money market instruments (debt securities with maturities of less than one year). On occasion, the Trust may invest in BBB rated debt securities which may have certain speculative characteristics and in debt securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including mortgage-backed securities issued by government sponsored enterprises.

While the Trust is actively managed by the Adviser, the Adviser relies primarily on the rankings of companies by the Value Line Timeliness™ Ranking System or the Value Line Performance™ Ranking System (the “Ranking Systems”) in selecting securities for purchase or sale. The Ranking Systems are proprietary quantitative systems that compare an estimate of the probable market performance of each stock within a universe during the next six to twelve months to that of all stocks within that universe and ranks stocks on a scale of 1 (highest) to 5 (lowest). The Trust’s investments usually, as measured by the number and total value of purchases, are selected from common stocks issued by companies that are ranked 1, 2 or 3 by either Ranking System at the time of purchase. There are no set limitations of investments in any category or according to a company’s size. As described above, the Adviser relies primarily on the rankings of companies by the Ranking Systems in selecting stocks for the Trust, but has discretion, including whether and which ranked stocks to include within the Trust’s portfolio, whether and when to buy or sell stocks based upon changes in their rankings, and the frequency and timing of rebalancing the Trust’s portfolio. The Adviser analyzes the stocks provided by the Ranking Systems and determines those in which the Trust shall invest and in what amounts such investments shall be made taking into account the potential risk and reward of each investment.

Principal risks of investing in the Trust

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of your investment. The risks vary depending upon the Trust’s mix of stocks, bonds and money market securities. Therefore, before you invest in the Trust you should carefully evaluate the risks.

The chief risk that you assume when investing in the Trust is that associated with investing in common stocks and market risk, the possibility that the securities in a certain market will decline in value because of factors such as economic conditions. Market risk may affect a single issuer, an industry, a sector of the economy or the market as a whole.

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance and reduced demand for the issuer’s products or services.

You also assume an interest rate risk which is the possibility that as interest rates rise the value of most fixed income securities, especially those securities with longer maturities, will decrease. Mortgage-backed securities may be more volatile than other U.S. government securities and are subject to credit, liquidity and prepayment risk.

Because the Trust is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. The Adviser’s investment strategies may not be able to produce the desired results.

Certain securities may be difficult or impossible to sell at the time and price that the Trust would like. The Trust may have to lower the price, sell other securities instead or forgo an investment opportunity. This could have a negative effect on the Trust’s performance.

The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Trust are not backed by the full faith and credit of the United States and are neither issued nor guaranteed by the U.S. Treasury. The maximum potential liability of the instrumentalities that issue some U.S. government securities held by the Trust may exceed current resources of such instrumentalities including their legal right to receive support from the U.S. Treasury. Consequently, although such instruments are U.S. government securities, it is possible that these issuers will not have the funds to meet their payment obligations in the future causing the Trust to incur a loss.

An investment in the Trust is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Trust is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. For a more complete discussion of risk, please turn to page 11.

The Trust’s use of the Ranking Systems involves the risk that the Ranking Systems may not have the predictive qualities anticipated by the Adviser or that over certain periods of time the price of securities not covered by the Ranking Systems or lower ranked securities will appreciate to a greater extent than those securities in the Trust’s portfolio.

The price of Trust shares will increase and decrease according to changes in the value of the Trust’s investments. Depending on the Trust’s allocation of assets among different types of securities, the Trust’s investments may be affected more greatly by changes in stock prices, which have historically tended to fluctuate more than bond prices.

Trust performance

This bar chart and table can help you evaluate the potential risks of investing in the Trust. The bar chart below shows how returns for the Trust’s shares have varied over the past ten calendar years, and the table below shows the average annual total returns of these shares for one, five, and ten years. These returns are compared to the performance of the S&P 500® Index which is a broad based market index. The returns are also compared to the performance of the Barclays Capital U.S. Government/Credit Bond Index which measures the performance of U.S. Dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year. This performance information does not reflect separate account or variable insurance contract fees or charges. If such fees and charges were reflected, the Trust’s returns would be less than those shown. All returns reflect reinvested dividends. The Trust’s past performance is not necessarily an indication of how it will perform in the future.

Total Returns as of 12/31 each year (%)

Best Quarter: Q2 2009 +14.52% Worst Quarter: Q4 2008 –17.66%

Average Annual Total Returns for the Periods Ended December 31, 201 1

	1 year	5 years	10 years
Value Line Strategic Asset Management Trust	3.68%	3.33%	4.62%
S&P 500® Index (Reflects no deduction for fees or expenses.)	2.11%	-0.25%	2.92%
Barclays Capital U.S. Government/Credit Bond Index (Reflects no deduction for fees or expenses.)	8.74%	6.55%	5.86%

Management

Investment Adviser. The Trust’s investment adviser is EULAV Asset Management.

Portfolio Managers. Stephen E. Grant is primarily responsible for the day-today management of the Trust’s equity portfolio. Jeffrey Geffen is primarily responsible for the day-to-day management of the non-equity portion of the Trust’s portfolio. Mr. Grant has been a portfolio manager of the Trust since 1991; Mr. Geffen has been a portfolio manager of the Trust since 2001.

Purchase and sale of Trust shares

You may invest in the Trust only by purchasing certain variable annuity and variable insurance contracts (“Contracts”) issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”).

There are no minimum investment requirements.

The Trust’s shares are redeemable and you may redeem your shares (sell them back to the Trust) through GIAC by writing to GIAC at P.O. Box 26210, Lehigh Valley, Pennsylvania 18002 by first class mail or 3900 Burgess Place, Bethlehem, Pennsylvania 18017 by overnight or express mail.

The accompanying prospectus for a GIAC variable annuity or variable life insurance policy describes the allocation, transfer and withdrawal provisions of such Contract.

Tax information

For federal income tax purposes, the Trust’s dividends and capital gain distributions are treated as having been received by GIAC, rather than by the owners of the Contracts (“Contractowners”). Generally, owners of variable contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. Contractowners should consult the prospectus for their GIAC variable annuity or variable life insurance policy or their tax adviser for a discussion of the federal tax consequences of owning a Contract, including the tax consequences associated with withdrawals or other payments from such Contracts.

Payments to broker-dealers and other financial intermediaries

The Trust is only available as an underlying investment for certain variable annuity and variable life insurance contracts. The Trust and its related companies make payments to the sponsoring insurance company, GIAC (or its affiliates). These payments may be a factor that the insurance company considers in including the Trust as an underlying investment option in the variable contracts and may create a conflict of interest by influencing a broker-dealer or other intermediary to recommend a variable contract and the Trust over another investment. Ask your agent or financial intermediary, or visit the website of GIAC, for more information. The disclosure document for your variable contract may contain aditional information about these payments.

H O W T H E T R U S T I S M A N A G E D

Investment objective

The Trust’s investment objective is to achieve a high total investment return consistent with reasonable risk. Although the Trust will strive to achieve this goal, there is no assurance that it will succeed.

Principal investment strategies

Because of the nature of the Trust, you should consider an investment in it to be a long-term investment that will best meet its objective when held for a number of years. The following is a description of how the Adviser pursues the Trust’s objective.

The Trust attempts to achieve its objective by following an asset allocation strategy that enables the Adviser to periodically shift the assets of the Trust among three types of securities: (a) common stocks, (b) debt securities with maturities of more than one year (principally investment grade) and (c) money market instruments (debt securities with maturities of less than one year). Allocation of the Trust’s assets among these types of securities is determined by the Adviser and is primarily based on data derived from proprietary computer models for the stock and bond markets which Value Line, Inc. developed and other factors which the Adviser deems appropriate. There are no limits on the percentage of the Trust’s assets that can be invested in common stocks, debt or money market securities. When the asset allocation model indicates a preference for common stocks, the percentage of the Trust’s total assets invested in common stocks will be increased. Similarly, if the expected total return from common stocks is poor, then a greater percentage of the Trust’s assets will be invested in debt or money market securities. The Trust is typically weighted towards common stocks over debt and money market securities.

Investment in Equity Securities. While the Trust is actively managed by the Adviser, the Adviser relies primarily on the rankings of companies by the Ranking Systems in selecting securities for purchase or sale. The Value Line Timeliness TM Ranking System has evolved after many years of research and has been used in substantially its present form since 1965. It is based upon historical prices and reported earnings, recent earnings and price momentum and the degree to which the last reported earnings deviated from estimated earnings, among other factors.

The rankings of companies by the Value Line Timeliness Ranking System (“ Timeliness R ankings”) are published weekly in the Standard Edition of The Value Line Investment Survey for approximately 1,700 stocks, including those with large, mid and small market capitalizations, recently approximating 95% of the market capitalization of all stocks traded in U.S. securities exchanges. There are a relatively small number of foreign issuers that are included, and stocks that have traded for less than two years are not ranked. On a scale of 1 (highest) to 5 (lowest), the Timeliness Rankings compare an estimate of the probable market performance of each stock during the coming six to twelve months to that of all of the approximately 1,700 stocks under review. The Timeliness Rankings are updated weekly.

The Value Line Performance TM Ranking System for common stocks was introduced in 1995. The universe of stocks followed by the Value Line Performance Ranking System consists of approximately 2,900 stocks of companies with smaller market capitalizations (under $1 billion) and mid-sized market capitalizations (between $1 billion and $5 billion), along with a relatively small number of foreign issuers. The Performance Ranking System relies on factors similar to those found in the Value Line Timeliness Ranking System except that it does not utilize earnings estimates. The Performance Ranking System uses a scale of 1 (highest) to 5 (lowest) to compare an estimate of the probable market performance of each stock during the coming six to twelve months to that of all of the approximately 2,900 stocks under review.

Neither Ranking System eliminates market risk, but the Adviser believes that they provide objective standards for determining expected relative performance for the next six to twelve months. The Trust’s investments usually, as measured by the number and total value of purchases, are selected from common stocks issued by companies that are ranked 1, 2 or 3 by either Ranking System at the time of purchase. Reliance upon the Ranking Systems, whenever feasible, is a fundamental policy of the Trust which may not be changed without shareholder approval. The utilization of the Ranking Systems is no assurance that the Trust will perform similarly to or more favorably than the market in general over any particular period. As described above, the Adviser relies primarily on the rankings of companies by the Ranking Systems in selecting stocks for the Trust, but has discretion, including whether and which ranked stocks to include within the Trust’s portfolio, whether and when to buy or sell stocks based upon changes in their rankings, and the frequency and timing of rebalancing the Trust’s portfolio. The Adviser analyzes the stocks provided by the Ranking Systems and determines those in which the Trust shall invest and in what amounts such investments shall be made taking into account the potential risk and reward of each investment.

Investment in Debt Securities. The debt securities in which the Trust invests are principally investment grade debt securities issued by U.S. corporations.

Investment grade debt securities are securities rated within one of the four highest categories of a nationally recognized statistical rating organization (that is, rated BBB or higher by Standard & Poor’s Rating Group or an equivalent rating by another rating organization), or, if not rated, believed by the Adviser to be of equivalent credit quality. The Trust may also invest in debt securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

U.S. Government securities include direct obligations of the U.S. Treasury (such as Treasury bills, Treasury notes and Treasury bonds) or securities issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the “full faith and credit” of the United States. Agencies and instrumentalities which issue or guarantee securities include: the Federal Farm Credit System and the Federal Home Loan Banks, the Tennessee Valley Authority, the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the United States Postal Service, the Government National Mortgage Association, Farmers Home Administration, and the Export-Import Bank.

In selecting debt securities, the Adviser evaluates the credit quality and liquidity of the debt security and its value relative to comparable securities as well as its historic trading level. The Trust will usually sell a debt security if its rating falls below the four highest categories. The Trust may invest in debt securities with either fixed or variable reset terms.

Investment in Money Market Securities. The short-term instruments in which the Trust invests are primarily U.S. government obligations and repurchase agreements.

Non-principal investment strategies

Temporary defensive position. From time to time in response to adverse market, economic, political or other conditions, the Trust may invest without limitation in cash or cash equivalents, debt securities, bonds, or preferred stocks for temporary defensive purposes. This could help the Trust avoid losses, but it may have the effect of reducing the Trust’s capital appreciation or income, or both. If this occurs, the Trust may not achieve its investment objective.

Securities lending. From time to time, the Trust may lend a portion of its portfolio securities to institutional investors. This could help the Trust produce additional income.

Rule 144A securities. The Trust may purchase certain securities (“Rule 144A securities”) for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933. Rule 144A provides an exemption from the registration requirements of the Securities Act of 1933 for the resale of certain restricted securities to qualifies institutional buyers.

Portfolio turnover. See “Financial Highlights” for the Trust’s most current portfolio turnover rates.

There are other non-principal investment strategies and associated risks discussed in the Statement of Additional Information.

The principal risks of investing in the Trust

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. The risks of investing in the Trust may vary depending on the mix of equity securities, debt securities and money market instruments. Therefore, before you invest in the Trust you should carefully evaluate the risks.

Equity securities represent ownership in a corporation and their prices fluctuate for a number of reasons including issuer-specific events, market perceptions and general movements in the equity market. If an issuer is liquidated or declares bankruptcy, the claims of owners of bonds will take precedence over the claims of owners of common stocks.

Debt securities represent the contractual obligation of an issuer to make periodic interest payments and to repay the principal upon maturity and are subject to interest rate and credit risks. Interest rate risk is the decline in the market value of debt securities that usually accompanies a rise in interest rates. Credit risk refers to the possibility that a debt security could have its credit downgraded, which may adversely affect the market value of a security, or that the issuer will fail to pay the principal or interest when due. Debt securities are also subject to prepayment risk and call risk.

On occasion, the Trust may invest in BBB rated debt securities which may have certain speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. The Trust may continue to hold a debt security if its rating drops.

Mortgage-backed securities and other debt securities may be more volatile than U.S. government securities and may be subject to credit, liquidity and prepayment risk. Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of the Trust’s investments and could result in losses to the Trust if some securities were acquired at a premium. In addition, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of the Trust’s average portfolio maturity. As a result, the Trust’s portfolio may experience greater volatility during periods of large and sudden changes in interest rates than under normal market conditions.

With respect to U.S. government securities supported only by the credit of the issuing agency or an additional line of credit with the U.S. Treasury, such as Freddie Mac and Fannie Mae securities, there is no guarantee that the U.S. government will provide support to such agencies and such securities may involve greater risk of loss of principal and interest than securities issued or guaranteed by the U.S. government. Although the U.S. government recently provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will continue to support these or any other government sponsored enterprises in the future if it is not obligated to so by law.

During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Trust to reinvest in lower yielding securities. This is known as call or prepayment risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk.

Certain securities may be difficult or impossible to sell at the time and price that the Trust would like. The Trust may have to lower the price, sell other securities instead or forego an investment opportunity. This could have a negative effect on the Trust’s performance.

The Adviser’s use of the results of the Ranking Systems in managing the Trust involves the risk that the Ranking Systems may not have the predictive qualities anticipated by the Adviser or that over certain periods of time the price of securities not covered by the Ranking Systems, or lower ranked securities, may appreciate to a greater extent than those securities in the Trust’s portfolio. Because the Trust is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully.

Please see the Statement of Additional Information for a further discussion of risks. Information on the Trust’s recent portfolio holdings can be found in the Trust’s current annual, semi-annual or quarterly reports. A description of the Trust’s policies and procedures with respect to the disclosure of the Trust’s portfolio securities is also available in the Statement of Additional Information.

W H O M A N A G E S T H E T R U S T

The business and affairs of the Trust are managed by the Trust’s officers under the oversight of the Trust’s Board of Trustees.

Investment Adviser

The Trust’s investment adviser is EULAV Asset Management, a Delaware statutory trust, located at 7 Times Square, 21st Floor, New York, NY 100 36 . The Adviser also acts as investment adviser to the other Value Line mutual funds with combined assets of approximately $2. 1 billion as of March 31, 201 2 .

Management fees

For managing the Trust and its investments, the Adviser is paid a fee at an annual rate of 0.50% of the Trust’s average daily net assets.

A discussion regarding the basis for the Trust’s Board of Trustees approval of the investment advisory agreement is available in the Trust’s most recent annual report to the shareholders for the 12 month period ended December 31.

Portfolio management

Stephen E. Grant is primarily responsible for the day-to-day management of the Trust’s equity portfolio. Jeffrey Geffen is primarily responsible for the day-to-day management of the non-equity portion of the Trust’s portfolio. Mr. Grant has been a portfolio manager of the Trust since 1991; Mr. Geffen has been a portfolio manager of the Trust since 2001. There is additional information in the Statement of Additional Information about the portfolio managers’ compensation, other accounts they manage and their ownership of Trust shares.

A B O U T Y O U R A C C O U N T

How to buy and sell shares

You may invest in the Trust only by purchasing certain Contracts issued by GIAC. The Trust continuously offers its shares to GIAC’s separate accounts at the net asset value per share next determined after a proper purchase request has been received by GIAC. GIAC then offers to Contractowners units in its separate accounts which directly correspond to shares in the Trust. GIAC submits purchase and redemption orders to the Trust based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests which are furnished to GIAC by such Contractowners. Contractowners can send such instructions and requests to GIAC at P.O. Box 26210, Lehigh Valley, Pennsylvania 18002 by first class mail or 3900 Burgess Place, Bethlehem, Pennsylvania 18017 by overnight or express mail. The Trust redeems shares from GIAC’s separate accounts at the net asset value per share next determined after receipt of a redemption order from GIAC.

The accompanying prospectus for a GIAC variable annuity or variable life insurance policy describes the allocation, transfer and withdrawal provisions of such Contract.

■	Distribution plan

In accordance with Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) , the Trust has adopted a Service and Distribution Plan (the “Plan”). Under the Plan, the Trust may pay the Distributor a fee at an annual rate of 0.40% of the Trust’s average daily net assets. The fee is paid to finance activities of the Distributor, principally intended to result in the sale of shares of the Trust. These activities include, among other things: providing incentives and compensation to GIAC to make the Trust available to the owners of Contracts and to provide personal services to those owners who fund their Contracts with shares of the Trust; providing administrative support services to the Trust in connection with the distribution of the Trust’s shares for use in funding Contracts; paying costs incurred in conjunction with marketing Trust shares, such as the expense incurred by GIAC, the Distributor, or affiliates of the Distributor of preparing, printing and distributing disclosure documents and promotional materials in connection with the funding of Contracts with Trust shares; holding seminars and sales meetings designed to promote the distribution of Contracts funded with Trust shares, to the extent permitted by applicable laws, rules or regulations; and training sales personnel of GIAC regarding the Trust. The fees payable to the Distributor under the Plan are payable without regard to actual expenses incurred, which means that the Distributor may earn a profit under the Plan. The Distributor has contractually agreed to waive a portion of the Trust’s Rule 12b-1 fee in an amount equal to 0.15% of the Trust’s average daily net assets through April 30, 201 3 . There is no assurance that the Distributor will extend the contractual fee waiver beyond such date. Because Rule 12b-1 fees are paid out of the Trust’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than if you paid other types of sales charges.

From time to time, the Adviser or the Distributor, directly or through an affiliate, may use its own resources to pay promotional and administrative expenses in connection with the offer and sale of Trust shares, or to make payments to third parties that provide assistance in selling Trust shares or that provide support services to owners who fund their Contracts with shares of the Trust. These amounts would be in addition to amounts paid by the Trust.

■	Net asset value

The Trust’s net asset value (“NAV”) per share is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) each day the Exchange is open for business. The Exchange is currently closed on weekends, New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if any of those days falls on a Saturday or Sunday, respectively. NAV is calculated by adding the market value of all the securities and assets in the Trust’s portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the NAV per share. Securities for which market prices or quotations are readily available are priced at their market value. Securities for which market valuations are not readily available are priced at their fair value by the Adviser pursuant to policies and procedures adopted by the Board of Trustees and under the Board’s general supervision. The Trust will use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security in the Adviser’s opinion due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the Trust may cause the NAV to differ from the NAV that would be calculated using closing market prices. There can be no assurance that the Trust could obtain the fair value assigned to a security if it sold the security at approximately the time at which the Trust determined its NAV. Investments which have a maturity of less than 60 days are priced at amortized cost which represents fair value. The amortized cost method of valuation involves valuing a security at its cost and accruing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

Frequent purchases and redemptions of Trust shares

Frequent purchases and redemptions of the Trust’s shares entail risks, including the dilution in value of the Trust shares held by long-term shareholders, interference with the efficient management of the Trust’s portfolio, and increased brokerage and administrative costs. Because the Trust does not accommodate frequent purchases and redemptions of Trust shares, the Trust’s Board of Trustees has adopted policies and procedures to prohibit investors from engaging in late trading and to discourage excessive and short-term trading practices that may disrupt portfolio management strategies and harm Trust performance.

Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, the Trust may consider trading in its shares to be excessive if an investor:

■	sells shares within 30 days after the shares were purchased; or

■	enters into a series of transactions that is indicative of a timing pattern strategy.

In order to seek to detect frequent purchases and redemptions of Trust shares, the Distributor monitors selected trades. If the Distributor determines that an investor or a client of a broker has engaged in excessive short-term trading that may be harmful to the Trust, the Distributor will ask the investor or broker to cease such activity and may refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that the Distributor believes are under their control.

While the Distributor uses its reasonable efforts to detect excessive trading activity, there can be no assurance that its efforts will be successful or that market timers will not employ tactics designed to evade detection. Neither the Distributor, the Adviser, the Trust nor any of the Trust’s service providers may enter into arrangements intended to facilitate frequent purchases and redemptions of Trust shares. Frequently, shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. The ability to monitor trading practices by investors purchasing shares through omnibus accounts, including insurance company separate accounts, is dependent upon the cooperation of the financial intermediary in observing the Trust’s policies. Consequently, it may be more difficult for the Trust to detect market timing activity through such accounts.

However, the Trust, through its agent, has entered into an information sharing agreement with each financial intermediary, which provides, among other things, that the financial intermediary shall provide, promptly upon the Trust’s request, certain identifying and transaction information regarding all Contractowners. Should the Trust detect market timing activity, it may terminate the account or prohibit future purchases or exchanges by a Contractowner. Because omnibus accounts, such as your insurance company separate account, apply their own market timing policies with respect to their Contractowners, you will be subject to the policies on frequent trading and the restrictions set forth in your Contract. As a result, there is a risk that different Contractowners may be treated differently and some level of market timing activity could occur.

Dividends, distributions and taxes

The Trust intends to pay dividends of all or substantially all of its net investment income and to distribute all or substantially all of its realized capital gains annually in order to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), as discussed further below. All dividends and capital gains distributions will be automatically reinvested, at net asset value, by GIAC’s separate accounts in additional shares of the Trust.

For federal income tax purposes, dividends and capital gain distributions from the Trust are treated as received by GIAC rather than by Contractowners. Under the Code, generally dividends and net short-term capital gain distributions from the Trust are treated as ordinary income and distributions of net long-term capital gains are treated as long-term capital gain. The insurance company should consult its own tax advisers regarding the tax treatment of dividends and capital gain distributions it receives from the Trust as well as how to elect and report its cost basis in the shares of the Trust . Generally, owners of variable contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. Contractowners should read the prospectus for GIAC’s variable annuities and variable life insurance policies for a discussion of the federal income tax consequences of owning a Contract, including the tax consequences associated with withdrawals or other payments from such Contracts to Contractowners.

The Trust has elected to be treated, has qualified, and intends to continue to qualify each year as a regulated investment company under Subchapter M of the Code. As such, the Trust must satisfy federal tax requirements relating to the sources of its income, diversification of its assets and distribution of its assets to shareholders. As long as the Trust meets such requirements, it will not be subject to U.S. federal income tax on any net investment income and net capital gains that it distributes.

In addition, the Trust also intends to comply with certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of variable contracts. More specific information on these diversification requirements is contained in the Trust’s Statement of Additional Information.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law.

Other information

The Trust issues and sells its shares to separate accounts of GIAC. As legal owner of the shares of the Trust attributable to C ontracts issued by its separate accounts, GIAC is entitled to vote those shares with respect to matters submitted to a vote of the Trust’s shareholders. However, GIAC has informed the Trust that it votes outstanding shares of the Trust attributable to Contracts in accordance with instructions received from Contractowners. GIAC will vote the Trust’s shares attributable to Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions. As a result, a small number of Contractowners may have a disproportionate impact on the outcome of a shareholder vote. For information on the voting rights under a particular variable contract, see the prospectus offering that variable contract.

F I N A N C I A L H I G H L I G H T S

The financial highlights table is intended to help you understand the Trust’s financial performance for the past five years. Certain information reflects financial results for a single Trust share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Trust assuming reinvestment of all dividends and distributions. This information has been derived from the Trust’s financial statements which were audited by PricewaterhouseCoopers, LLP, whose report, along with the Trust’s financial statements, is included in the Trust’s annual report, which is available upon request by calling 800-221-3253.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Years Ended December 31,
	2011	2010		2009	2008	2007
Net asset value, beginning of year	$17.96	$15.72		$14.36	$23.67	$23.16
Income from investment operations:
Net investment income	0.13	0.11		0.14	0.20	0.28
Net gains or (losses) on securities (both realized and unrealized)	0.54	2.27		2.67	(6.44)	3.22
Total from investment operations	0.67	2.38		2.81	(6.24)	3.50
Less distributions:
Dividends from net investment income	(0.11)	(0.14)		(0.17)	(0.30)	(0.24)
Distributions from net realized gains	—	—		(1.28)	(2.77)	(2.75)
Total Distributions	(0.11)	(0.14)		(1.45)	(3.07)	(2.99)
Net asset value, end of year	$18.52	$17.96		$15.72	$14.36	$23.67
Total return*	3.68%	15.20%		21.16%	(29.39)%	15.28%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$319,894	$356,645		$362,955	$355,887	$605,133
Ratio of expenses to average net assets(1)	1.03%	1.03	% (3)	1.02%	1.00%	0.95%
Ratio of expenses to average net assets(2)	0.88%	0.84	% (4)	0.87%	0.84%	0.78%
Ratio of net investment income to average net assets	0.60%	0.56%		0.81%	0.82%	1.06%
Portfolio turnover rate	28%	21%		16%	24%	26%
*
Total returns do not reflect the effects of charges deducted under the terms of the Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total returns for all periods shown.

(1)
Ratio reflects expenses grossed up for custody credit arrangement and grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor. The ratio of expenses to average net assets net of custody credits, but exclusive of the fee waivers would have been 0.99% for the year ended December 31, 2008 and would have been unchanged for the other years shown.

(2)	Ratio reflects expenses net of the custody credit arrangement and net of the waiver of a portion of the service and distribution plan fees by the Distributor.
(3)	Ratio reflects expenses grossed up for the reimbursement by Value Line, Inc. of certain expenses incurred by the Trust.
(4)	Ratio reflects expenses net of the reimbursement by Value Line, Inc. of certain expenses incurred by the Trust.

[This Page Intentionally Left Blank.]

For more information

Additional information about the Trust’s investments is available in the Trust’s annual and semi-annual reports to shareholders filed with the Securities and Exchange Commission (“SEC”) . In the Trust’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Trust’s performance during its last fiscal year. You can find more detailed information about the Trust in the current Statement of Additional Information dated May 1, 2012, which has been filed electronically with the SEC and which is legally a part of this prospectus. The Trust’s Statement of Additional Information, annual and semi-annual shareholder reports are not available on the Trust’s website because the Trust’s shares are not available for sale directly to investors. Investors may invest in the Trust only by purchasing certain variable annuity and variable insurance contracts issued by GIAC .

The Trust’s annual and semi-annual shareholder reports are available from GIAC’s website at: http://www.guardianinvestor.com/public/products/prospectus.aspx. You may obtain free copies of the Trust’s Statement of Additional Information or its annual or semi-annual shareholder reports or make shareholder inquiries by contacting GIAC at 7 Hanover Square, New York, NY 10004 or calling toll-free 800-221-3253.

Reports and other information about the Trust are available on the EDGAR Database on the SEC Internet site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at the following e- m ail address: publicinfo@ sec .gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520. Information about the Trust, including its Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You can get information on operation of the public reference room by calling the SEC at 1-202-551-8090.

Investment Adviser	Custodian
EULAV Asset Management	State Street Bank and Trust Company
7 Times Square, 21st Floor	225 Franklin Street
New York, NY 100 36 - 6524	Boston, MA 02110

Value Line Strategic Asset Management Trust
7 Times Square, 21st Floor , New York, NY 100 36 - 6524	File No. 811-05276

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

7 Times Square, 21st Floor , New York, New York 100 36 - 6524
800-221-3253

STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 201 2

          This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Value Line Strategic Asset Management Trust (the “Trust”) dated May 1, 201 2 , a copy of which may be obtained without charge by writing or telephoning the Trust. The financial statements, accompanying notes and the report of the independent registered public accounting firm appearing in the Trust’s 201 1 Annual Report to Contractholders (“Annual Report”) are incorporated by reference in this Statement of Additional Information. A copy of the Annual Report is available from the Trust upon request and without charge by calling 800-221-3253.

DESCRIPTION OF THE TRUST AND ITS INVESTMENTS AND RISKS

          History and Classification. The Trust is a Massachusetts business trust organized in 1987. The Trust’s investment adviser is EULAV Asset Management (the “Adviser”), a Delaware statutory trust.

Principal Investment Strategies and Risks.

          Investment in Equity Securities. Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Trust. Also, the price of equity securities, particularly common stocks, is sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Trust.

          Investment in Debt Securities. The Trust may invest in a broad variety of debt securities, including debt securities issued by U.S. companies rated within one of the four highest grades assigned by Standard & Poor’s Corporation (“S&P”) (i.e., AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (i.e., Aaa, Aa, A and Baa) or, if unrated, judged by the Adviser to be of comparable quality, and debt securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”).

          U.S. Government Securities include direct obligations of the U.S. Treasury (such as Treasury bills, Treasury notes and Treasury bonds) or securities issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the “full faith and credit” of the United States. Agencies and instrumentalities which issue or guarantee securities include: the Federal Farm Credit System and the Federal Home Loan Banks, the Tennessee Valley Authority, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the United States Postal Service, the Government National Mortgage Association, Farmers Home Administration, and the Export-Import Bank.

          Investment in Money Market Securities. The Trust may invest in short-term instruments (maturing in one year or less), including the following:

(1)
U.S. Government obligations such as U.S. Treasury bills, notes or bonds, and obligations of agencies or instrumentalities of the Federal Government such as the Federal Home Loan Banks, the Federal Land Banks, or the Federal National Mortgage Association.

(2)
Obligations (including certificates of deposit and bankers acceptances) of: (a) banks or savings and loan associations subject to regulation by the U.S. Government (including foreign branches of such banks), generally limited to institutions with a net worth of at least $100,000,000, and to banks where the bank or its holding company carries a Value Line financial strength rating of at least “A” (the third highest of nine rating groups) or (b) U.S. branches of foreign banks, limited to institutions having total assets of not less than $1 billion or its equivalent.

(3)	Instruments fully secured or collateralized by the type of obligation described in the preceding paragraphs.

(4)
Commercial paper issued by corporations maturing within one year from the day of purchase and rated Prime-2 or better by Moody’s or A-2 or better by S&P, or issued by corporations having unsecured debt outstanding which is rated at least Aa by Moody’s or AA by S&P.

(5)	Other debt instruments issued by corporations maturing within one year from the day of purchase and rated at least Aa by Moody’s or AA by S&P.

          Investments in obligations of a foreign branch of a U.S. bank and in U.S. branches of a foreign bank may subject the Trust to additional investment risks. These risks may include international and political developments, foreign government restrictions, foreign withholding taxes or possible seizure or nationalization of foreign deposits. In addition, foreign branches of domestic banks and foreign banks are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting and record keeping.

          The Adviser uses its best judgment in selecting money market investments, taking into consideration rates, terms and marketability of obligations as well as the capitalization, earnings, liquidity and other indicators of the financial condition of their issuers in arriving at investment decisions.

Non-Principal Investment Strategies and Associated Risks.

          Restricted Securities. On occasion, the Trust may purchase illiquid securities or securities which would have to be registered under the Securities Act of 1933, as amended (the “Securities Act”) , if they were to be publicly distributed. However, it will not do so if the value of such securities (other than securities eligible to be sold in a Rule 144A transaction and determined by the Adviser to be liquid) and other securities which are not readily marketable (including repurchase agreements maturing in more than seven days) would exceed 10% of the market value of its net assets. The acquisition in limited amounts of restricted securities is believed to be helpful toward the attainment of the Trust’s investment objective without unduly restricting its liquidity or freedom in the management of its portfolio. However, because restricted securities may only be sold privately or in an offering registered under the Securities Act, or pursuant to an exemption from such registration, substantial time may be required to sell such securities, and there is greater than usual risk of price decline prior to sale.

          In addition, the Trust may purchase certain restricted securities (“Rule 144A securities”) for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers.

          The Adviser, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are liquid or illiquid for purposes of the Trust’s limitation on investment in securities which are not readily marketable or are illiquid. Among the factors to be considered are the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market and the nature of the security and the time needed to dispose of it.

          To the extent that the liquid Rule 144A securities that the Trust holds become illiquid, due to lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Trust’s assets invested in illiquid assets would increase. The Adviser, under the supervision of the Board of Trustees , will monitor the Trust’s investments in Rule 144A securities and will consider appropriate measures to enable the Trust to maintain sufficient liquidity for operating purposes and to meet redemption requests.

          Covered Call Options. The Trust may write covered call options on stocks held in its portfolio (“covered options”) in an attempt to earn additional income on its portfolio or to partially offset an expected decline in the price of a security. When the Trust writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the “exercise price”) at any time during the option period. If the option expires unexercised, the Trust will realize income to the extent of the amount received for the option (the “premium”). If the option is exercised, a decision over which the Trust has no control, the Trust must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Trust foregoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. Because the call option must be covered, the Trust also forgoes the opportunity to sell the underlying security during the option period. The Trust will not write call options in an aggregate amount greater than 25% of its net assets.

          The Trust will purchase call options only to close out a position. When an option is written on securities in the Trust’s portfolio and it appears that the purchaser of that option is likely to exercise the option and purchase the underlying security, it may be considered appropriate to avoid liquidating the Trust’s position, or the Trust may wish to extinguish a call option sold by it so as to be free to sell the underlying security. In such instances the Trust may purchase a call option on the same security with the same exercise price and expiration date which had been previously written. Such a purchase would have the effect of closing out the option which the Trust has written. The Trust realizes a gain if the amount paid to purchase the call option is less than the net premium received for writing a similar option and a loss if the amount paid to purchase a call option is greater than the net premium received for writing a similar option. Generally, the Trust realizes a short-term capital loss if the amount paid to purchase the call option with respect to a stock is greater than the premium received for writing the option. If the underlying security has substantially risen in value, it may be difficult or expensive to purchase the call option for the closing transaction.

          Stock Index Futures Contracts and Options Thereon. The Trust may trade in stock index futures contracts and in options on such contracts. Such contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission (“CFTC”). The Trust will only enter into futures contracts and options on futures transactions in compliance with the applicable regulations promulgated by the CFTC.

          There can be no assurance of the Trust’s successful use of stock index futures as a hedging device. Hedging transactions involve certain risks. One risk arises because of the imperfect correlation between movements in the price of the stock index future and movements in the price of the securities which are the subject of the hedge. The risk of imperfect correlation increases as the composition of the Trust’s securities portfolio diverges from the securities included in the applicable stock index. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with the movement in the stock index due to certain market distortions. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction.

          For example, should the Trust anticipate a decrease in the value of its portfolio securities, it could enter into futures contracts to sell stock indices thereby partially hedging its portfolio against the anticipated losses. Losses in the portfolio, if realized, should be partially offset by gains on the futures contracts. Conversely, if the Trust anticipated purchasing additional portfolio securities in a rising market, it could enter into futures contracts to purchase stock indices thereby locking in a price. The implementation of these strategies by the Trust should be less expensive and more efficient than buying and selling the individual securities at inopportune times.

          A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the contract is entered into. There can be no assurance of the Trust’s successful use of stock index futures as a hedging device.

          The contractual obligation is satisfied by either a cash settlement or by entering into an opposite and offsetting transaction on the same exchange prior to the delivery date. Entering into a futures contract to deliver the index underlying the contract is referred to as entering into a short futures contract. Entering into a futures contract to take delivery of the index is referred to as entering into a long futures contract. An offsetting transaction for a short futures contract is effected by the Trust entering into a long futures contract for the same date, time and place. If the price of the short contract exceeds the price in the offsetting long, the Trust is immediately paid the difference and thus realizes a gain. If the price of the long transaction exceeds the short price, the Trust pays the difference and realizes a loss. Similarly, the closing out of a long futures contract is effected by the Trust entering into a short futures contract. If the offsetting short price exceeds the long price, the Trust realizes as a gain, and if the offsetting short price is less than the long price, the Trust realizes a loss.

          No consideration will be paid or received by the Trust upon entering into a futures contract. Initially, the Trust will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount. This amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount. This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Trust upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.”

          A call option gives the purchaser the right to buy, and the writer the obligation to sell, while a put option gives the purchaser the right to sell and the writer the obligation to buy. Unlike a stock index futures contract, which requires the parties to buy and sell the stock index on a set date, an option on a stock index futures contract entitles its holder to decide on or before a future date whether to enter into such a futures contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, the purchase of an option does not require daily payments of cash in the nature of “variation” or “maintenance” margin payments to reflect the change in the value of the underlying contract. The value of the option purchased by the Trust does change and is reflected in the net asset value of the Trust. The writer of an option, however, must make margin payments on the underlying futures contract. Exchanges provide trading mechanisms so that an option once purchased can later be sold and an option once written can later be liquidated by an offsetting purchase.

          Successful use of stock index futures by the Trust also is subject to the Adviser’s ability to predict correctly movements in the direction of the market. If the Adviser’s judgment about the several directions of the market is wrong, the Trust’s overall performance may be worse than if no such contracts had been entered into. For example, if the Trust has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Trust will lose part or all of the benefit of the increased value of its stock which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Trust has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Trust may have to sell securities at a time when it may be disadvantageous to do so. When stock index futures are purchased to hedge against a possible increase in the price of stocks before the Trust is able to invest its cash (or cash equivalents) in stocks in an orderly fashion, it is possible that the market may decline instead; if the Trust then concludes not to invest in stocks at that time because of concern as to possible further market decline or for other reasons, the Trust will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

          Use of options on stock index futures entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Trust will not purchase these options unless the Adviser is satisfied with the development, depth and liquidity of the market and the investment adviser believes the options can be closed out.

          Options and futures contracts entered into by the Trust will be subject to special tax rules. These rules may accelerate income to the Trust, defer Trust losses, cause adjustments in the holding periods of Trust securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of Trust distributions. However, the Trust anticipates that these investment activities will not prevent the Trust from qualifying as a regulated investment company.

          Repurchase Agreements. The Trust may invest temporary cash balances in repurchase agreements. A repurchase agreement involves a sale of securities to the Trust, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Trust may permit the seller’s obligation to be novated to the Fixed Income Clearing Corporation (“FICC”) pursuant to an agreement between the Trust, FICC and the seller as a sponsoring member of FICC. The Trust will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the sponsoring member, the custodian or a bank acting as agent for the Trust. Repurchase agreements may also be viewed as loans made by the Trust which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of FICC or a seller of a repurchase agreement to which the Trust is a party, the Trust could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying securities during the period while the Trust seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

          Lending Portfolio Securities. The Trust may lend its portfolio securities to certain borrowers if , as a result thereof , the aggregate value of all securities loaned does not exceed 33⅓% of the total assets of the Trust (including the loan collateral), and the Trust may pay reasonable fees in connection with the loans. The loans will be made in conformity with the Trust’s policies and are collateralized by cash or liquid securities on a daily basis in an amount at least equal to 100% of the market value of the securities loaned and interest earned thereon. The Trust retains the right to call the loaned securities upon notice and intends to call loaned voting securities in anticipation of any matter to be voted on by stockholders and deemed material by the Adviser acting in accordance with the Trust’s proxy voting policies. The Trust invests cash collateral in high quality, readily marketable short-term obligations and/or money market funds (to the extent consistent with the Trust’s investment restrictions). The Trust bears the risk of any loss in connection with such investment of collateral. While securities lending involves risk of delays in recovery or even loss of rights in the collateral should the borrower fail financially, loans are made only to borrowers approved in accordance with the Trust’s securities lending guidelines. The foregoing securities lending policies are subject to any more restrictive fundamental Trust policies on securities lending below.

          When-Issued Securities. The Trust may from time to time purchase securities on a “when-issued” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Trust to the issuer and no interest accrues to the Trust. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Trust’s other assets. While when-issued securities may be sold prior to the settlement date, the Trust intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the commitment to purchase a security on a when-issued basis is confirmed, the Trust will record the transaction and reflect the value of the security in determining its net asset value. The Trust does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued basis. The Trust will maintain cash and high quality marketable securities equal in value to commitments for when-issued securities in a segregated account.

          Options on Securities. The Trust may purchase and write listed put and call options on equity and debt securities when deemed appropriate and consistent with the Trust’s investment objective. The Trust will engage in option transactions to realize profits through the receipt of premiums, to protect unrealized gains or to avoid realizing losses and to hedge securities positions held by the Trust.

          The Trust will write call options only if they are secured. A call option is “secured” if the Trust owns the securities underlying the call, if the Trust holds a call at the same exercise price for the same exercise period and on the same securities as the call written, or if the Trust establishes with its custodian at the time it writes the call, and maintains for the term of the option, a segregated account consisting of cash, U.S. Government Securities or other high-grade debt securities equal to the fluctuating market value of the optioned securities. The segregated account will be adjusted at least daily to reflect changes in the market value of the optioned securities.

          The Trust will write put options only if they are secured. A put option is “secured” if the Trust holds a put at the same exercise price, for the same exercise period and on the same underlying security as the put written, or if the Trust places cash, U.S. Government Securities or other high-grade debt securities with a value equal to the exercise price of the put in a segregated account with the Trust’s custodian. The segregated account will be adjusted daily to reflect the current value of the put.

          The Trust may enter into “closing purchase transactions” or “closing sale transactions” to terminate its obligations with respect to an option prior to the expiration of the option. As the writer of an option, the Trust may effect a closing purchase transaction by buying an option of the same series and exercise price as the option previously written. As the purchaser of an option, the Trust may liquidate its position by selling the option previously purchased.

          The Trust may realize a profit or loss upon entering into a closing purchase or sale transaction. The Trust will realize a profit if the cost of a closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of a closing purchase transaction exceeds the premium received upon writing the original option. Whether the Trust realizes a profit or loss on a closing sale transaction will depend on whether the amount received in the closing sale transaction is more or less than the premium the Trust initially paid for the original option plus the related transaction costs.

          The Trust will not (1) sell listed put or call options to the extent that, immediately after a sale, the aggregate value of the securities underlying the calls or obligations securing the puts would exceed 25% of the Trust’s net assets or (2) purchase listed put or call options if, immediately after a purchase, the premiums paid for all the options owned at that time would exceed 10% of the Trust’s net assets.

Trust Fundamental Policies.

          (i) The Trust may not issue senior securities except evidences of indebtedness permitted under clause (ii) below.

          (ii) The Trust may not borrow money, except that the Trust may (a) enter into commitments to purchase securities and instruments in accordance with its investment program, including when-issued and delayed-delivery transactions, and reverse repurchase agreements, provided that the total amount of any borrowing does not exceed 10% of the Trust’s total assets at the time of the transaction; and (b) borrow money in an amount not to exceed 10% of the value of its total assets at the time the loan is made. Borrowings representing more than 10% of a Trust’s total assets must be repaid before the Trust may make additional investments.

          (iii) The Trust may not engage in the underwriting of securities except to the extent that the Trust may be deemed an underwriter as to restricted securities under the Securities Act in selling portfolio securities.

          (iv) The Trust may not invest 25% or more of its assets in securities of issuers in any one industry. For the purpose of this restriction, gas, electric, water and telephone utilities will each be treated as a separate industry.

          (v) The Trust may not invest in real estate, mortgages or illiquid securities of real estate investment trusts although the Trust may purchase securities of issuers which engage in real estate operations.

          (vi) The Trust may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements. The Trust may lend its portfolio securities to broker-dealers and institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 33⅓% of the total assets of the Trust.

          (vii) The Trust may not engage in arbitrage transactions, short sales, purchases on margin or participate on a joint or joint and several basis in any trading account in securities except that these prohibitions will not apply to futures contracts or options on futures contracts entered into by the Trust for permissible purposes or to margin payments made in connection with such contracts.

          (viii) The Trust may not purchase or sell any put or call options or any combination thereof, except that the Trust may write and sell covered call option contracts on securities owned by the Trust. The Trust may also purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which covered call option contracts have been written (i.e., “closing purchase transactions”). The Trust may also purchase and sell put and call options on stock index futures contracts.

          (ix) With respect to securities comprising 75% of the value of its total assets, the Trust will not purchase securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities, and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Trust would own more than 10% of the outstanding voting securities of that issuer.

          (x) The Trust may not invest in commodities or commodity contracts except that the Trust may invest in stock index futures contracts and options on stock index futures contracts.

          (xi) The primary investment objective of the Trust is to achieve a high total investment return consistent with reasonable risk.

          If a percentage restriction used in this Statement of Additional Information or the Prospectus is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction except for restriction (ii) and the restriction on illiquid securities. For purposes of industry classifications, the Trust follows the industry classifications in The Value Line Investment Survey. In addition, it is a fundamental policy of the Trust to rely, whenever feasible, on the Value Line Timeliness TM Ranking System and the Value Line Performance TM Ranking System.

          The policies set forth above may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Trust which means the lesser of (1) the holders of more than 50% of the outstanding shares of the Trust or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

          Non-Fundamental Policies.

          The following investment policies are considered non-fundamental and can be changed by the Board of Trustees without the approval of shareholders. Shareholders will be notified of any changes to any of these non-fundamental investment policies.

          (i) The Trust does not intend to borrow money for leveraging purposes.

          (ii) The Trust may not purchase shares of other investment companies, except (i) the Trust may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies or (ii) in connection with a reorganization, merger or consolidation with another open-end investment company.

          (iii) The Trust will not enter into repurchase agreements with maturities in excess of seven days or purchase other illiquid securities if immediately after, and as a result of, such purchase the value of such securities would exceed, in the aggregate, 10% of the Trust’s net assets.

          Since the Trust is used as an investment vehicle for variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”) , its investments may be subject in the future to further restrictions under the insurance laws and regulations of the states in which such contracts or policies are offered for sale.

MANAGEMENT OF THE TRUST

          The business and affairs of the Trust are managed by the Trust’s officers under the direction of the Board of Trustees. The following table sets forth information on each Trustee and officer of the Trust. Each Trustee serves until his or her successor is elected and qualified.

Name, Address, and Year of Birth	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Other Directorships Held by Trustee

Interested Director*
Mitchell E. Appel 1970	Trustee	Since 2010
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line, Inc. (“Value Line”) from April 2008 to December 2010 and from September 2005 to November 2007; Director from February 2010 to December 2010; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.
**

Non-Interested Directors
Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 1956	Trustee	Since 2008	President, Meridian Fund Advisers LLC. (consultants) since 2009; General Counsel, Archery Capital LLC (private investment fund), until 2009.	** Burnham Investors Trust, since 2004 (4 funds).

Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 1931	Trustee	Since 2000
Professor of History, Williams College, 1961 to 2002, Professor Emeritus since 2002, President Emeritus since 1994 and President, 1985–1994; Chairman (1993–1997) and Interim President (2002–2003) of the America Council of Learned Societies; Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
**

David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 1935	Trustee	Since 1997	Professor, Skidmore College since 2008; Visiting Professor of Classics, Williams College, 1999–2008; President Emeritus, Skidmore College since 1999 and President, 1987–1998.	**

Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 1939	Trustee	Since 1987	Chairman, Institute for Political Economy.	**

Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 1949	Trustee	Since 1996	Senior Financial Advisor, Veritable, L.P. (investment advisor).	**

Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 1954	Trustee (Chair of the Board of Trustees since 2010)	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management 2005–2007; Managing Director, Weiss, Peck and Greer, 1995–2005.	**

Officers
Mitchell E. Appel 1970	President	Since 2008
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line from April 2008 to December 2010, and from September 2005 to November 2007 and Director from February 2010 to December 2010; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.

Name, Address, and Year of Birth	Position	Length of Time Served	Principal Occupations During the Past 5 Years

Michael Wagner 1950	Chief Compliance Officer	Since 2009
Chief Compliance Officer of each of the Value Line Funds since 2009; President of Norther Lights Compliance Services, LLC formerly Fund Compliance Services, LLC (2006- present) and Senior Vice President (2004-2006); President (2004-2006) and Chief Operations Officer (2003-2006) of Gemini Fund Services, LLC; Director of Constellation Trust Company until 2008.

Emily D. Washington 1979	Treasurer and Chief Financial Officer; Secretary	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since 2008 and Secretary s ince 2010; Secretary of the Adviser since 2011; Associate Director of Mutual Fund Accounting at Value Line until 2008.

*	Mr. Appel is an “interested person” as defined in the Investment Company Act of 1940 (the “1940 Act”) by virtue of his position with the Distributor and the Adviser.
**	Each Trustee serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value Line Funds”) .

          Unless otherwise indicated, the address for each of the above is 7 Times Square, 21st Floor, New York, NY 10036-6524.

          Committees. The non-interested Trustees of the Trust serve as members of the Audit Committee of the Board of Trustees. The principal function of the Audit Committee consists of overseeing the accounting and financial reporting policies of the Trust and meeting with the Trust’s independent registered public accounting firm to review the range of their activities and to discuss the Trust’s system of internal accounting controls. The Audit Committee also meets with the Trust’s independent registered public accounting firm in executive session at each meeting of the Audit Committee. There were four meetings of the Audit Committee during the last calendar year. There is a Valuation Committee consisting of Mitchell E. Appel and Joyce E. Heinzerling (or one other non-interested Trustee if she is not available). There were no meetings of the Valuation Committee during the last calendar year. The Valuation Committee reviews any actions taken by the Pricing Committee which consists of certain officers and employees of the Trust and the Adviser, in accordance with the valuation procedures adopted by the Board of Trustees. There is also a combined Nominating/Governance Committee consisting of the non-interested Trustees, the purpose of which is to review and nominate candidates to serve as non-interested Trustees and supervise Trust governance matters. The Nominating/Governance Committee generally will not consider nominees recommended by shareholders. The Nominating/Governance Committee met one time during the last calendar year.

          Board Structure. The Board is comprised of seven Trustees, six of whom (85%) are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Board has appointed Mr. Vandivort (an Independent Trustee) as its Chair and Mr. Appel (the President of the Adviser) as its Chief Executive Officer. The Board has established three standing committees: the Audit Committee, the Nominating/Governance Committee and the Valuation Committee. The Audit Committee and the Nominating/Governance Committee are chaired by, and composed entirely of, Independent Trustees. The Valuation Committee is composed of an Independent Trustee and an interested Trustee. See “Committees” above for a further description of the composition, duties and responsibilities of these committees.

          The Trustees and the members of the Board’s committees annually evaluate the performance of the Board and the committees, which evaluation includes considering the effectiveness of the Board’s committee structure. The Board believes that its leadership structure, including an Independent Trustee as the Chair, is appropriate in light of the asset size of the Trust and the other Value Line F unds, the number of Value Line F unds, and the nature of the Trust’s business, and is consistent with industry best practices. In particular, the Board believes that having a super-majority of Independent Trustees is appropriate and in the best interests of Trust shareholders.

          Risk Oversight. As part of its responsibilities for oversight of the Trust, the Board oversees risk management of the Trust’s investment program and business affairs. The Board performs its oversight responsibilities as part of its Board and Committee activities. The Independent Trustees also regularly meet outside the presence of management and have engaged independent legal counsel to assist them in performing their oversight responsibilities. The Board has delegated to the Audit Committee oversight responsibility of the integrity of the Trust’s financial statements, the Trust’s compliance with legal and regulatory requirements as they relate to the financial statements, the independent auditor’s qualifications and independence, the Trust’s internal controls over financial reporting, the Trust’s disclosure controls and procedures and the Trust’s code of business conduct and ethics pursuant to the Sarbanes-Oxley Act of 2002. The Audit Committee reports areas of concern, if any, to the Board for discussion and action.

          The Board, including the Independent Trustees, has approved the Trust’s compliance program and appointed the Trust’s Chief Compliance Officer, who is responsible for testing the compliance procedures of the Trust and certain of its service providers. Senior management and the Chief Compliance Officer report at least quarterly to the Board regarding compliance matters relating to the Trust, and the Chief Compliance Officer annually assesses (and reports to the Board regarding) the operation of the Trust’s compliance program. The Independent Trustees generally meet at least quarterly with the Chief Compliance Officer outside the presence of management.

          Qualifications and Experience of Trustees . The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among other attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the adviser, other service providers, counsel and the independent registered public accounting firm, to exercise effective business judgment in the performance of their duties, and to represent the interests of all the shareholders. A Trustee’s ability to perform his duties effectively may have been attained through his educational background or professional training; business, consulting or academic leadership positions; experience from service as a Trustee of the Trust, or in various roles at public companies, private entities or other organizations; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific qualifications, attributes or skills of each Trustee that support the conclusion that each person is qualified to serve as a Trustee.

          Mr. Appel has served as an interested Trustee on the Board since 2010. His relevant experience includes serving as president of each Value Line  Fund since 2008 , Chief Financial Officer of Value Line, Inc. from September 2005 to December 2010 (excluding November 2007–April 2008) and President of the Adviser since February 2009.

          Ms. Heinzerling has served as an Independent Trustee on the Board since 2008. Her relevant experience includes being the principal of a regulatory consulting company, former general counsel to an investment adviser and a director of an unaffiliated mutual fund family.

          Dr. Oakley has served as an Independent Trustee on the Board since 2000. His relevant experience includes being the former president of a college with endowment fund oversight responsibility and serving in other leadership positions and serving on other boards.

          Dr. Porter has served as an Independent Trustee on the Board since 1997. His relevant experience includes being the former president of a college with endowment fund oversight responsibility and serving in other leadership positions and serving on other boards.

          Dr. Roberts has served as an Independent Trustee on the Board since 1987. His relevant experience includes being an economist and a former Assistant Secretary of the U.S. Treasury and a nationally syndicated columnist.

          Ms. Sheerr has served as an Independent Trustee on the Board since 1996. Her relevant experience includes being a senior financial adviser of an investment adviser and serving on other boards, including as chairman, with endowment fund oversight responsibility.

          Mr. Vandivort has served as an Independent Trustee on the Board since 2008. His relevant experience includes being the former president and chief investment officer of an investment adviser and former chairman of a mutual fund group.

         The following table sets forth information regarding compensation of Trustees by the Trust and the thirteen other Value Line Funds of which each of the Trustees was a director or trustee for the fiscal year ended December 31, 201 1 . Trustees who are officers or employees of the Adviser do not receive any compensation from the Trust or any of the Value Line Funds. The Trust has no retirement or pension plan for its Trustees.

Name of Persons	Aggregate Compensation From Trust	Total Compensation From Trust and Fund Complex ( 14 Funds)
Interested Trustee
Mitchell E. Appel	$–0–	$–0–
Non-Interested Trustees
Joyce E. Heinzerling	9, 793	60,000
Francis C. Oakley	9, 793	60,000
David H. Porter	9, 793	60,000
Paul Craig Roberts	9, 793	60,000
Nancy-Beth Sheerr	9, 793	60,000
Daniel S. Vandivort	12 , 405	76,000

          As of the date of this Statement of Additional Information, GIAC, a Delaware corporation, owned all of the outstanding shares of the Trust. Such shares are allocated to one or more Guardian separate accounts, which are registered as unit investment trusts under the 1940 Act. The address of GIAC is 7 Hanover Square, New York, New York 10004. GIAC is a subsidiary of The Guardian Life Insurance Company of America, a mutual life insurance company organized under the laws of the State of New York.

          None of the Trustees own any shares of the Trust. The following table illustrates the dollar range of any equity securities beneficially owned by each Trustee in all of the Value Line Funds as of December 31, 201 1 :

Name of Persons	Aggregate Dollar Range of Equity Securities in All of the Value Line Funds

Interested Trustee
Mitchell E. Appel	$50,001 – $100,000
Non-Interested Trustees
Joyce E. Heinzerling	$10,001 – $50,000
Francis C. Oakley	$10,001 – $50,000
David H. Porter	$10,001 – $50,000
Paul Craig Roberts	Over $100,000
Nancy-Beth Sheerr	$10,001 – $50,000
Daniel S. Vandivort	$10,001 – $50,000

          None of the non-interested Trustees, and his or her immediate family members, own any shares in the Adviser or a subsidiary of the Adviser or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor.

Proxy Voting Policies

          As a shareholder of the companies in which the Trust invests, the Trust receives proxies to vote at those companies’ annual or special meetings. The Board of Trustees has adopted Proxy Voting Policies and Procedures (“Proxy Voting Policies”) pursuant to which the Adviser votes shares owned by the Trust. The Adviser endeavors to vote proxies relating to portfolio securities in accordance with its best judgment as to the advancement of the Trust’s investment objective. The general principles of the Proxy Voting Policies reflect the Adviser’s basic investment criterion that good company management is shareholder focused and should generally be supported. The Trust generally supports management on routine matters and supports management proposals that are in the interests of shareholders. The Board of the Trust reviews the Proxy Voting Policies periodically.

          Subject to the Board’s oversight, the Adviser has final authority and fiduciary responsibility for voting proxies received by the Trust; however, the Adviser has delegated the implementation of the Trust’s Proxy Voting Policies to Institutional Shareholder Services (“ISS”) , a proxy voting service that is not affiliated with the Adviser or the Trust. In addition, ISS will make a recommendation to the Adviser consistent with the Proxy Voting Policies with respect to each proxy that the Trust receives. The Adviser generally anticipates that it will follow the recommendations of ISS .

          The following is a summary of the manner in which the Adviser would normally expect to vote on certain matters that typically are included in the proxies that the Trust receives each year; however, each proxy needs to be considered separately and the Trust’s vote may vary depending upon the actual circumstances presented. Proxies for extraordinary matters, such as mergers, reorganizations and other corporate transactions, may be considered on a case-by-case basis in light of the merits of the individual transactions.

Election of Directors, Corporate Governance and Routine Matters

●	Generally, the Trust supports the company’s nominees to serve as directors.

●
The Trust generally supports management on routine corporate matters and matters relating to corporate governance. For example, the Adviser generally expects to support management on the following matters:

	●	Increases in the number of authorized shares of or issuances of common stock or other equity securities;

	●	Provisions of the corporate charter addressing indemnification of directors and officers;

	●	Stock repurchase plans; and

	●	The selection of independent accountants.

●	The types of matters on corporate governance that the Adviser would expect to vote against include:

	●	The issuance of preferred shares where the board of directors has complete freedom as to the terms of the preferred;

	●	The adoption of a classified board;

	●	The adoption of poison pill plans or similar anti-takeover measures; and

	●	The authorization of a class of shares not held by the Trust with superior voting rights.

Compensation Arrangements and Stock Option Plans

          The Trust normally votes with management regarding compensation arrangements and the establishment of stock option plans. The Adviser believes, if its view of management is favorable enough that the Trust has invested in the company, that arrangements that align the interests of management and shareholders are beneficial to long-term performance. However, some arrangements or plans have features that the Trust would oppose. For example, the Trust would normally vote against an option plan that has the potential to unreasonably dilute the interests of existing shareholders, permits equity overhang that exceeds certain levels or that allows for the repricing of outstanding options.

Social Policy Based Proposals

          Generally, the Adviser will vote in accordance with management recommendations on proposals addressing social or political issues that the Adviser believes do not affect the goal of maximizing the return on funds under management.

          If the Adviser believes that a conflict of interest exists with respect to its exercise of any proxy received by the Trust, the Adviser will report the potential conflict to a Proxy Voting Committee consisting of members of the Adviser’s staff. A conflict of interest may arise, for example, if the company to which the proxy relates is a client of the Adviser or one of its affiliates or if the Adviser or one of its affiliates has a material business relationship with that company. The Adviser’s Proxy Voting Committee is responsible for ensuring that the Adviser complies with its fiduciary obligations in voting proxies. If a proxy is referred to the Proxy Voting Committee, the Proxy Voting Committee evaluates whether a potential conflict exists and, if there is such a conflict, determines how the proxy should be voted in accordance with the best interests of the Trust and its shareholders.

          Every August, the Trust will file with the Securities and Exchange Commission (“SEC”) information regarding the voting of proxies by the Trust for the 12-month period ending the preceding June 30th. Shareholders will be able to view such filings on the SEC’s website at http://www.sec.gov or at the Trust’s website at http://www.vlfunds.com.

          Shareholders may also obtain a copy of the Proxy Voting Policies by contacting the Trust at the address and/or phone number on the cover page of this Statement of Additional Information.

Disclosure of Portfolio Holdings

          The Trust’s policy is to provide portfolio holdings information to all investors on an equal basis and in a manner that is not expected to interfere with the Fund’s investment strategies. To that end, the Trust provides general portfolio holdings information to shareholders in its annual and semi-annual reports, which reports are also filed with the SEC. In addition, with respect to fiscal quarter ends for which there is no shareholder report, the Trust files with the SEC a Form N-Q. Each of these shareholder reports or filings provides full period end portfolio holdings and is filed or mailed to shareholders within 60 days of the period end.

          In addition, the Distributor may produce for marketing purposes Trust fact sheets, which would include the Trust’s top ten holdings and other information regarding the Trust’s portfolio. These fact sheets would be prepared as soon as possible after the end of the fiscal quarter but would be not released until after the Trust has filed with the SEC its annual, semi-annual or quarterly reports.

          Ongoing Relationships. Officers of the Trust who are also officers of the Adviser currently authorize the distribution of portfolio holdings information other than that stated above to (i) the Trust’s service providers and (ii) investment company rating agencies, such as Morningstar, Standard & Poor’s, Lipper, Thomson Financial, Value Line Publishing and Bloomberg pursuant to policies and procedures adopted by the Board of Trustees . The Trust’s service providers are its accountants, custodian, counsel, pricing services (Interactive Data Corporation) and proxy voting service, which may need to know the Trust’s portfolio holdings in order to provide their services to the Trust. Information is provided to such firms without a time lag. Investment company rating agencies require the portfolio holdings information more frequently than the Trust otherwise discloses portfolio holdings in order to obtain their ratings. This information is normally provided as soon as possible after the period end, which may be month end or quarter end. The Adviser believes that obtaining a rating from such rating agencies, and providing the portfolio holdings information to them, is in the best interest of shareholders. While the Trust does not have written confidentiality agreements from any rating agency or service provider and may be subject to potential risks, the information is provided with the understanding based on duties of confidentiality arising under law or contract that it only may be used for the purpose provided and should not be used to trade on such information or communicated to others.

          Non-Ongoing Relationships. Except for rating agencies and service providers, non-public portfolio holdings disclosure may only be made if the Trust’s Chief Compliance Officer determines that (i) there are legitimate business purposes for the Trust in making the selective disclosure and (ii) adequate safeguards to protect the interest of the Trust and its shareholders have been implemented. These safeguards include requiring written undertakings regarding confidentiality, use of the information for specific purposes and prohibition against trading on that information. To the extent that an officer of the Trust determines that there is a potential conflict of interest, with respect to the disclosure of information that is not publicly available, between the interests of Trust shareholders, on the one hand, and those of the Adviser, the Distributor or any affiliated person of the Trust, the Adviser or the Distributor on the other hand, the officer must inform the Trust’s Chief Compliance Officer of such potential conflict. The Chief Compliance Officer is responsible for determining whether any such disclosure is reasonable under the circumstances and shall report any potential conflict of interest and any selective disclosure of portfolio holdings (other than to rating agencies and service providers) to the Trust’s Board of Directors. The Trust does not release portfolio holdings information to any person for compensation.

          The Board of  Trustees of the Trust has approved the Trust’s portfolio holdings disclosure policy and may require the Adviser to provide reports on its implementation from time to time or require that the Trust’s Chief Compliance Officer monitor compliance with this policy.

INVESTMENT ADVISORY AND OTHER SERVICES

          On December 23, 2010, EULAV Asset Management, LLC was restructured as a Delaware statutory trust and renamed EULAV Asset Management (“Adviser”). As a result of the restructuring, the Trust investment advisory agreement, dated August 10, 1988, terminated by operation of law and the Adviser entered into a new investment advisory agreement with the Trust. The services provided by the Adviser under the new agreement and the rates at which fees are paid by the Trust are the same as under the prior investment advisory agreement. In addition, the other terms of the new investment advisory agreement are the same as the prior investment advisory agreement, except for the date of execution, the two-year initial term, immaterial updating changes and immaterial changes in form. See “Ownership and Control of the Adviser” below for a description of the restructuring.

          The investment advisory agreement between the Trust and the Adviser provides for an advisory fee at an annual rate equal to 0.50% of the Trust’s average daily net assets. During 200 9 , 20 10 and 201 1 , the Trust paid or accrued to the Adviser advisory fees of $1,728,121 , $1,756,443 and $1,717,632, respectively.

          The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Trust including, at its expense, all administrative services, office space and the services of all officers and employees of the Trust. The Trust pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agents, legal and accounting fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. The Trust has agreed that it will use the words “Value Line” in its name only so long as the Adviser  serves as investment adviser to the Trust and the Trust does not alter its investment objectives or fundamental policies to use leverage for investment purposes or other strategies similar to that of hedge funds. The agreement will terminate upon its “assignment” (as such term is defined in the 1940 Act ).

          The Adviser currently acts as investment adviser to 1 2 other investment companies which, together with the Fund, constitute the Value Line Funds with combined assets under management of approximately $2. 1 billion as of March 31, 201 2 .

          Certain of the Adviser’s clients may have investment objectives similar to the Trust and certain investments may be appropriate for the Trust and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Trust. In other cases, however, it is believed that the ability of the Trust to participate, to the extent permitted by law, in volume transactions will produce better results for the Trust.

          The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Trust. The Trust, the Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Trust. The Code of Ethics requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various types of securities in order to avoid possible conflicts of interest.

          The Trust has entered into a distribution agreement with the Distributor, a wholly-owned subsidiary of the Adviser, whose address is 7 Times Square, 21st Floor, New York, NY 10036-6524 , pursuant to which the Distributor acts as principal underwriter and distributor of the Trust for the sale and distribution of its shares. For its services under the agreement, the Distributor is not entitled to receive any compensation, although it is entitled to receive fees under the Service and Distribution Plan (12b-1 Plan) (the “Plan”) . The Distributor also serves as distributor to the other Value Line F unds.

          State Street Bank and Trust Company (“State Street”) has been retained to provide certain bookkeeping, accounting and administrative services for the Trust. The Adviser pays State Street $66,900 per annum for providing these services. State Street, whose address is 225 Franklin Street, Boston, MA 02110, also acts as the Trust’s custodian, transfer agent and dividend-paying agent. As custodian, State Street is responsible for safeguarding the Trust’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Trust’s investments. As transfer agent and dividend-paying agent, State Street effects transfers of Trust shares by the registered owners and transmits payments for dividends and distributions declared by the Trust. Boston Financial Data Services, Inc., a State Street affiliate, whose address is 330 W. 9th Street, Kansas City, MO 64105, provides certain transfer agency functions to the Trust as an agent for State Street. PricewaterhouseCoopers, LLP, whose address is 300 Madison Avenue, New York, NY 10017, acts as the Trust’s independent registered public accounting firm.

          Ownership and Control of the Adviser. As part of the restructuring, the predecessor Adviser’s capital structure was revised so that Value Line owns only nonvoting revenue and profits interests and five individuals each own 20% of the voting profits interests of the Adviser. The holders of the Adviser’s voting securities have the right to elect five trustees of the Adviser, who manage the combined company consisting of the Adviser and the Distributor much like a board of directors. Day-to-day management of the Adviser and the Distributor was delegated to its senior executive, Mitchell E. Appel. The current trustees and holders of the Adviser’s voting profits interests are: Mr. Appel, Avi T. Aronovitz, Richard Berenger, Robert E. Rice and R. Alastair Short.

          Each of these shareholders was granted a voting profits interest having 20% of the voting power for trustees and other matters to put to shareholders of the Adviser. Collectively, these interests represent 50% of the residual profit of the business, in which the share of Mr. Appel is 45% and the others each 1.25%. Value Line retains a nonvoting profits interest representing the remaining 50% of residual profits and has no power to vote for the election, removal or replacement of trustees of the Adviser. Value Line also has an interest in nondistribution revenues of the business ranging from 41% at business levels of $9 million to as high as 55% at business levels of $35 million or more. In the event the business is sold or liquidated, the first $56.1 million of net proceeds (the value of the business at the time the restructuring was approved by the independent directors of Value Line as determined by such directors after reviewing a valuation report by the directors’ financial advisors) will be distributed in accordance with capital accounts, 20% of the next $56.1 million will be distributed to the holders of the voting profits interests and 80% to the holders of the nonvoting profits interests (initially Value Line) and the excess will be distributed 45% to the holders of the voting profits interests and 55% to the holders of the nonvoting profits interests.

          Value Line (1) granted the Adviser, the Distributor and the Trust a permanent right to use of the name “Value Line” so long as the Adviser remains the Trust’s adviser and the Trust does not alter its investment objectives or fundamental policies as they exist on the date of the investment advisory agreement to use leverage for investment purposes, short selling or other complex or unusual investment strategies to create a risk profile similar to that of so-called hedge funds, (2) agreed to provide the Adviser its ranking information without charge on as favorable a basis as to its best institutional customers and (3) capitalized the business with $7 million of cash and cash equivalents.

          Value Line has with respect to the Adviser the benefit of certain consent rights, such as selling all or a significant part of the Adviser, making material acquisitions, entering into businesses other than asset management and fund distribution, paying compensation in excess of 22.5%-30% of nondistribution revenues (depending on the level of such revenues), declaring bankruptcy, making material changes in tax or accounting policies or making material borrowings, and entering into related party transactions.

          Value Line has stated that, as a result of the restructuring, it will no longer “control” (as that term is defined in the 1940 Act) the Adviser or the Distributor. Under the terms of the settlement with the SEC stemming from Value Line’s brokerage practices with certain of the Value Line Funds prior to November 2004, Jean Bernhard Buttner, who controls Arnold Bernhard & Co., Inc. which owns 86.5% of Value Line’s common stock (the “Control Person”), was barred from association with any broker, dealer, or investment adviser and was prohibited from serving or acting in various capacities, including as an “affiliated person” (as that term is defined in the 1940 Act) of the Trust, the Adviser or the Distributor. If the Control Person were to directly or indirectly “control” (as that term is defined in the 1940 Act), the Adviser or the Distributor, the Control Person would be an “affiliated person” of the Adviser or the Distributor and not in compliance with the SEC settlement. The SEC staff has expressed no view and provided no assurances Value Line’s restructuring of the Adviser or the Distributor effects compliance with the SEC settlement.

Portfolio Managers

          Stephen E. Grant is primarily responsible for the day-to-day management of the Trust’s equity portfolio. Jeffrey Geffen is primarily responsible for the day-to-day management of the non-equity portion of the Trust’s portfolio.

          Compensation. Each portfolio manager employed by the Adviser receives a base salary and customary benefits that are offered generally to all full-time and some part-time employees of the Adviser. In addition, a manager may receive an annual bonus in the Adviser’s discretion. Base salary is normally reevaluated on an annual basis. Any bonus is completely discretionary and may be in excess of a manager’s base salary. The profitability of the Adviser and the investment performance of the accounts that the portfolio manager is responsible for are factors in determining the manager’s overall compensation. The level of any bonus compensation may be influenced by the relative performance of the accounts managed by the portfolio manager or the financial performance of the Adviser. However, as noted, all bonus compensation is discretionary and the Adviser does not employ formulas with respect to either of these factors to compute a portfolio manager’s bonus. There are no differences in a portfolio manager’s compensation structure for managing mutual funds or private accounts.

          Other Accounts Managed. Stephen E. Grant is primarily or jointly responsible for the day-to-day management of six Value Line F unds with combined total assets at December 31, 201 1 of approximately $1. 2 billion. Jeffrey Geffen is primarily or jointly responsible for the day-to-day management of four Value Line F unds with combined total assets at December 31, 201 1 of approximately $ 497 million.

          Material Conflicts of Interest. The Adviser’s portfolio managers typically manage more than one account. Portfolio managers make investment decisions for each account based on the investment objectives and policies of each such account. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Trust may not take full advantage of that opportunity because the opportunity may need to be allocated among more than one account. In addition, a portfolio manager may purchase or sell securities for one account and not another account. None of the accounts pay performance-related fees. Investments are allocated among all of the Adviser’s accounts in a manner which the Adviser deems to be fair and equitable. The Adviser currently does not have any private accounts,

          Ownership of Securities. Neither of the portfolio managers own any shares of the Trust.

SERVICE AND DISTRIBUTION PLAN

          The Plan is designed to finance the activities of the Distributor in advertising, marketing and distributing Trust shares and for servicing Trust shareholders at an annual rate of 0.40% of the Trust’s average daily net assets. During the fiscal year ended December 31, 201 1 , fees amounting to $ 1,374,106 before fee waivers were accrued under the Plan. The Distributor incurred $ 724,323 in advertising and other marketing expenses. Effective May 1, 201 1 through April 30, 201 2 , the Distributor contractually agreed to waive a portion of the Trust’s Rule 12b-1 fee equal to 0.15% of the Trust’s average daily net assets. For the fiscal year ended December 31, 201 1 , fees waived amounted to $ 515,290 . The Distributor has agreed to extend the contractual fee waiver through April 30, 201 3 . There is no assurance that the Distributor will extend the contractual fee waiver beyond such date.

          The Distributor may use Rule 12b-1 fees to pay for activities primarily intended to result in the sale of Trust shares, including but not limited to: (i) costs of printing and distributing the Trust’s prospectus, statement of additional information and reports to prospective owners of variable annuity and variable insurance contracts (“Contracts”); (ii) costs involved in preparing, printing and distributing promotional and sales literature in connection with the funding of Contracts with shares of the Trust; (iii) providing incentives and compensation to GIAC to make the Trust available to owners of Contracts and for providing personal services to owners who fund their Contracts with shares of the Trust; and (iv) providing administrative support services to the Trust in connection with the distribution of the Trust’s shares for use by GIAC in funding Contracts.

          The Plan specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of Trust shares. In addition, the Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling shares of the Trust or that provide support services to owners of Contracts.

          The Plan is a compensation plan, which means that the Distributor’s fees under the Plan are payable without regard to actual expenses incurred by the Distributor. To the extent the revenue received by the Distributor pursuant to the Plan exceeds the Distributor’s marketing expenses, the Distributor may earn a profit under the Plan.

          The Plan is subject to annual approval by the Trustees, including the non-interested Trustees. The Plan is terminable at any time by vote of the Trustees or by vote of a majority of the shares of the Trust. Pursuant to the Plan, a new Trustee who is not an “interested person” (as defined in the 1940 Act) must be nominated by existing Trustees who are not “interested persons.”

          Because amounts paid pursuant to the Plan are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plan. None of the non-interested Trustees has a financial interest in the operation of the Plan.

          The Plan was adopted because of its anticipated benefits to the Trust. These anticipated benefits include: the ability to realize economies of scale as a result of increased promotion and distribution of the Trust’s shares, an enhancement in the Trust’s ability to maintain accounts and improve asset retention, increased stability of net assets for the Trust, increased stability in the Trust’s investment positions, and greater flexibility in achieving investment objectives. The costs of any joint distribution activities between the Trust and other Value Line Funds will be allocated among the funds in proportion to the number of their shareholders or another reasonable method of allocation .

BROKERAGE ALLOCATION AND OTHER PRACTICES

          Orders for the purchase and sale of portfolio securities are placed with brokers and dealers who, in the judgment of the Adviser, will obtain the best results for the Trust’s portfolio taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker’s facilities, reliability and financial responsibility. Commission rates, being a component of price, are considered together with such factors. Debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. Pursuant to the provisions of Section 28(e) of the Securities Exchange Act of 1934, the Adviser is also authorized to place purchase or sale orders with brokers or dealers who may charge a commission in excess of that charged by other brokers or dealers if the amount of the commission charged is reasonable in relation to the value of the brokerage and research services provided viewed either in terms of that particular transaction or in relation to the Adviser’s overall responsibilities with respect to the account as to which the Adviser exercises investment discretion. Such allocation will be in such amounts and in such proportion as the Adviser may determine.

          The information and services furnished to the Adviser include the furnishing of research reports and statistical compilations and computations and the providing of current quotations for securities. The services and information are furnished to the Adviser at no cost to it; no such services or information were furnished directly to the Trust, but certain of these services might have relieved the Trust of expenses which it would otherwise have had to pay. Such information and services are considered by the Adviser, and brokerage commissions are allocated in accordance with its assessment of such information and services, but only in a manner consistent with the placing of purchase and sale orders with brokers and/or dealers, which, in the judgement of the Adviser, are able to execute such orders as expeditiously as possible. Orders may also be placed with brokers or dealers who sell shares of the Trust or other funds for which the Adviser acts as investment adviser, but this fact, or the volume of such sales, is not a consideration in their selection.

          During 200 9 , 20 10 and 201 1 , the Trust paid brokerage commissions of $39,913 , $21,314 and $17,048, respectively. During 201 1 , all of the Trust’s brokerage commissions were paid to brokers or dealers solely for their services in obtaining the best prices and executions.

          Portfolio Turnover. The Trust’s annual portfolio turnover rate may exceed 100%. A rate of portfolio turnover of 100% would occur if all of the Trust’s portfolio were replaced in a period of one year. To the extent that the Trust engages in short-term trading in attempting to achieve its objective, it may increase portfolio turnover and incur higher brokerage commissions and other expenses than might otherwise be the case. The Trust’s portfolio turnover rate for recent fiscal years is shown under “Financial Highlights” in the Trust’s Prospectus.

CAPITAL STOCK

          Each share of beneficial interest of the Trust, $.01 par value, has one vote with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Trustees and, if the Trust were liquidated, would receive the net assets of the Trust.

PURCHASE, REDEMPTION AND PRICING OF SHARES

          Purchases . Shares of the Trust are purchased at net asset value next calculated after receipt of a purchase order. Shares of the Trust are available to the public only through the purchase of certain contracts issued by GIAC. There are no minimum investment requirements.

          Redemption . The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Trust under the following conditions authorized by the Investment Company Act of 1940: (1) For any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Trust of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Trust to determine the fair value of its net assets; or (3) For such other periods as the SEC may by order permit for the protection of the Trust’s shareholders.

          The value of shares of the Trust on redemption may be more or less than the shareholder’s cost, depending upon the market value of the Trust’s assets at the time.

          Calculation of Net Asset Value. The net asset value of the Trust’s shares for purposes of both purchases and redemptions is determined once daily as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on each day that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Trust shares have been received. The net asset value per share is determined by dividing the total value of the investments and other assets of the Trust, less any liabilities, by the total outstanding shares. Securities listed on a securities exchange are valued at the closing sales price on the date as of which the net asset value is being determined. The Trust generally values equity securities traded on the NASDAQ Stock Market at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Trust are valued at fair value as the Board of Trustees or persons acting at their direction may determine in good faith. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value.

TAXES

          The Trust has elected to be treated, has qualified, and intends to continue to qualify each year for the favorable tax treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Trust must satisfy federal tax requirements relating to the sources of its income, diversification of its assets, and distribution of its income to shareholders. As long as the Trust meets such requirements, it will not be subject to U.S. federal income tax on all investment company taxable income and net capital gain earned by the Trust which are distributed to shareholders in accordance with timing and other requirements of the Code.

          In order to qualify as a regulated investment company under the Code, the Trust must, among other things, (i) derive at least 90% of its annual gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”), and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Trust’s total asset is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Trust’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Trust’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Trust controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

          The Trust also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the Trust by the 1940 Act and Subchapter M of the Code, place certain limitations on the assets of each separate account. Section 817(h) and these regulations treat the assets of the Trust as assets of the related separate accounts and, among other things, limit the extent to which the assets of the Trust may be represented by any one, two, three, or four investments. Specifically, the Treasury regulations provide that, except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the value of the total assets of a separate account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered as a single investment, and each U.S. government agency and instrumentality is considered as a separate issuer. In addition, to the extent any security is guaranteed or insured by the U.S. as an instrumentality of the U.S., it will be treated as having been issued by the U.S. or the instrumentality, as applicable. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies.

          In addition to the Section 817(h) diversification requirements, “investor control” limitations also are imposed on owners of variable contracts. Under these rules, generally Contractholders must not be able to direct the Trust’s investment in any particular asset. Compliance with certain of these limitations is not within the control of the Trust. The Treasury Department or Internal Revenue Service may issue future pronouncements addressing the circumstances in which a variable contract owner is deemed to have control of the investments of a separate account which may cause the contract owner, rather than the insurance company to be treated as the owner of the assets held by the separate account. It cannot be known what standards (if any) might be set forth in such future pronouncements.Failure by a separate account to satisfy either the Section 817(h) diversification requirements or the investor control rules would generally result in adverse treatment of the Contractholders, differing from the treatment described in the applicable variable contract prospectus, by causing the Contracts to lose their favorable tax status and requiring a Contractholder to include in ordinary income any income accrued under the Contracts for the current and all prior taxable years. Any such failure may also result in adverse consequences for the insurance company issuing the contracts. In addition, failure by the Trust to qualify as a regulated investment company or to meet the distribution requirements applicable to a regulated investment company could subject the Trust to penalty taxes (or interest charges in the nature of a penalty tax), require the Trust to dispose of certain assets or subject the Trust to federal income taxation on all of its taxable income and gain, whether or not distributed to shareholders. The discussion below generally is based on the assumption that the shares of the Trust will be respected as owned by GIAC and not by the Contractholders and that the Trust will continue to qualify as a regulated investment company.

          Dividends from investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss, and certain net foreign exchange gains, are treated as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net long-term capital gain in excess of net short-term capital loss (“net capital gain”), if any, whether received in cash or reinvested in additional shares, are treated as long-term capital gain for U.S. federal income tax purposes without regard to the length of time shares of the Trust have been held. For federal income tax purposes, dividends and capital gain distributions from the Trust are treated as received by GIAC in its capacity as a shareholder of the Trust, rather than by the Contractholders. Contractholders should read the prospectus for GIAC’s variable annuities and variable life insurance policies for a discussion of the federal income tax consequences of owning a Contract. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

          Any dividend declared by the Trust as of a record date in October, November, or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

          If the Trust invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Trust elects to include market discount in income currently), the Trust must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Trust must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income tax. Therefore, the Trust may have to dispose of securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

          For U.S. federal income tax purposes, the Trust is permitted to carry forward its net capital losses (1) attributable to any taxable year of the Trust commencing prior to December 23, 2010, for up to eight years following the year of the loss and (2) attributable to any taxable year of the Trust commencing on or after December 23, 2010, indefinitely to offset future capital gains of the Trust in such years (if any). Pursuant to a new ordering rule, however, net capital losses incurred in taxable years of the Trust beginning before December 23, 2010 may not be used to offset the Trust’s future capital gains until all net capital losses incurred in taxable years of the Trust beginning after December 22, 2010 have been utilized. As a result of the application of this rule, certain net capital losses incurred in taxable years of the Trust beginning before December 23, 2010 may expire unutilized. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the Trust and therefore are not expected to be distributed as such to shareholders. During the year ended December 31, 2011, the Trust utilized $8,150,232 of capital loss carryforwards.

          The Trust may be invested to a limited extent in debt obligations in the lower rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Trust. Tax rules are not entirely clear about issues such as when the Trust may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Trust, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

          Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Any loss realized by a shareholder upon the redemption, exchange or other disposition of Trust shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on redemptions or other dispositions of shares may be disallowed under “wash sale” rules to the extent that other investments are made in the Trust (including those made pursuant to reinvestment of dividends and/or capital gain distributions within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss would generally be included in the U.S. federal tax basis of the shares acquired in the other investments.

          Options written or purchased and futures contracts entered into by the Trust on certain securities and indices may cause the Trust to recognize gains or losses from marking-to-market at the end of its taxable year even though such options may not have lapsed, been closed out, or exercised, or such futures contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the Trust as long-term or short-term. Additionally, the Trust may be required to recognize gain if an option, futures contract, short sale or other transaction that is not subject to the mark to market rules is treated as an “appreciated financial position” of a “constructive sale” held by the Trust under Section 1259 of the Code. Any net mark to market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Trust may receive no corresponding cash amounts, possibly requiring the disposition of securities or borrowing to obtain the necessary cash. Losses on certain options or futures contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Trust’s risk of loss is substantially diminished by one or more options or futures contracts) may also be deferred under the tax straddle rules of the Code, which also may affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Trust to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures contracts and straddles may affect the amount, timing and character of the Trust’s income and gains or losses and hence of its distributions to shareholders.

          The Trust may invest in stocks of foreign issuers and may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains, with respect to such investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Trust does not expect to pass through to its shareholders their pro rata shares of qualified non-U.S. taxes paid by the Trust, with the result that shareholders will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

          If the Trust acquires any equity interest (under proposed Treasury regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the portfolio could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies, even if all income or gain actually received by the Trust is timely distributed to its shareholders. The Trust would not be able to pass through to its shareholders any credit or deduction for such a tax. Elections may generally be available that would ameliorate these adverse tax consequences, but such elections could require the Trust to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. The Trust may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

          The description of certain federal tax provisions above relates solely to U.S. federal income tax law as it applies to the Trust and to certain aspects of its distributions. It does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities and insurance companies. Shareholders and Contractholders should consult their own tax advisers on these matters and on state, local, foreign, and other applicable tax laws.

FINANCIAL STATEMENTS

          The Trust’s financial statements for the year ended December 31, 201 1 , including the financial highlights for each of the five fiscal years in the period ended December 31, 201 1 , appearing in the 201 1 Annual Report to Contractholders and the report thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, appearing therein, are incorporated by reference in this Statement of Additional Information.

PART C: OTHER INFORMATION

Item 28.     Exhibits.

(a)	Declaration of Trust.*

(b)	By-laws * and Amendment to the By-laws . †

(c)	Not applicable.

(d)	Investment Advisory Agreement. ****

(e)	Distribution Agreement. ****

(f)	Not applicable.

(g)	Custodian Agreement.*

(h)	(1) Agreement with The Guardian Insurance & Annuity Company, Inc.*

(2) Administration Agreement with State Street Bank and Trust Company . ***

(3) Fee Waiver Agreement . †

(i)	Legal Opinion.*

(j)	Consent of independent registered accounting firm.†

(k)	Not applicable.

(l)	Not applicable.

(m)	Service and Distribution Plan.**

( p )	Code of Ethics. †

( r )	Powers of Attorney. ****

*	Filed as an exhibit to Post-Effective Amendment No. 12, filed February 26, 1999, and incorporated herein by reference.

**	Filed as an exhibit to Post-Effective Amendment No. 16, filed February 26, 2003, and incorporated herein by reference.

***	Filed as an exhibit to Post-Effective Amendment No. 21, filed April 27, 2007, and incorporated herein by reference.

****	Filed as an exhibit to Post Effective Amendment No. 26, filed February 20, 2011, and incorporated herein by reference.

†	Filed herewith.

Item 29.     Persons Controlled by or Under Common Control With Registrant.

            None

Item 30.     Indemnification.

            Incorporated by reference to Section 4.3 of the Declaration of Trust filed as Exhibit (a) to Post-Effective Amendment No. 12, filed February 26, 1999.

Item 31.     Business or Other Connections of Investment Adviser.

             EULAV Asset Management, Registrant’s investment adviser, acts as investment adviser to the registered investment companies in the Value Line Family of Funds listed in Item 32.
Name	Position With the Adviser	Other Employment

Mitchell Appel	President; Treasurer; Trustee	Chief Financial Officer since 2008 and President since 2009 of the Distributor; President since 2008 and Director since 2010 of each of the Value Line Funds.

Mark Marrone	Chief Compliance Officer	Employee Northern Lights Compliance Services, LLC, 450 Wireless Blvd., Hauppauge, NY 11788 since 2009.

Emily Washington	Secretary	Chief Financial Officer, Secretary and Treasurer of each of the Value Line Funds since 2008 .

Robert Scagnelli Avi T. Aronovitz	Vice President Trustee	None . Partner, Tatum, LLC, 230 Park Ave, NY, NY 10169, 2009-2010; Director, Citrin Cooperman & Company, LLP, 2010-2011; Consultant, Ruder Finn, Inc., since 2011.

Richard Berenger	Trustee	Chief Compliance Officer, Matrix Capital Group, 420 Lexington Ave, NY, NY 10170, since 2010; Consultant, 2009-2010.

Robert E. Rice	Trustee	Managing Partner, Tangent Capital, 9 West 57th Street, New York, NY 10019 since 2004.

Alistair Short	Trustee	Director, Vice Chairman and Chairman of the Audit Committee Van Eck Funds, 335 Madison Avenue, NY, NY 10017, since 2004.

The business address of the Distributor and the Value Line Funds is 7 Times Square, 21st Floor , New York, NY 100 36-6524 .

Item 32.     Principal Underwriters.

(a)
EULAV Securities LLC acts as principal underwriter for the following Value Line Funds, including the Registrant: The Value Line Fund, Inc.; Value Line Income and Growth Fund, Inc.; Value Line Premier Growth Fund, Inc.; Value Line Larger Companies Fund, Inc.; Value Line U.S. Government Money Market Fund, Inc.; Value Line U.S. Government Securities Fund, Inc.; Value Line Centurion Fund, Inc.; The Value Line Tax Exempt Fund, Inc.; Value Line Aggressive Income Trust; Value Line New York Tax Exempt Trust; Value Line Strategic Asset Management Trust; Value Line Emerging Opportunities Fund, Inc.; Value Line Asset Allocation Fund, Inc.

            (b)

(1)	(2)
Name and Principal	Position and Offices	(3)
Business Address	with EULAV Securities LLC	Position and Offices with Registrant
Mitchell Appel	President	President and Director
Raymond Stock	Vice President; Secretary	None
Howard Spindel	Chief Compliance Officer	None

            The business address of each of the officers and directors is 7 Times Square, 21st Floor, New York, NY 10036-6524 .

(c)	Not applicable.

Item 33.     Location of Accounts and Records.

EULAV Asset Management
7 Times Square, 21st Floor,
New York, NY 100 36-6524
For records pursuant to:
Rule 31a-1(b)(4),(5),(6),(7),(10),(11)
Rule 31a-1(f)

State Street Bank and Trust Company
c/o BFDS
P.O. Box 219729
Kansas City, MO 64121-9729
For records pursuant to Rule 31a-1(b)(2)(iv)

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
For all other records

Item 34.     Management Services.

None.

Item 35.     Undertakings.

          None.

SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 2 6 th day of April , 201 2 .

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President and Chief Executive Officer

          Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

*Joyce E. Heinzerling	Trustee	April 26 , 201 2
(Joyce E. Heinzerling)
*Francis C. Oakley	Trustee	April 26, 201 2
(Francis C. Oakley)
*David H. Porter	Trustee	April 26, 201 2
(David H. Porter)
*Paul Craig Roberts	Trustee	April 26, 201 2
(Paul Craig Roberts)
*Nancy-Beth Sheerr	Trustee	April 26, 201 2
(Nancy-Beth Sheerr)
*Daniel S. Vandivort	Trustee	April 26, 201 2
(Daniel S. Vandivort)

/s/ Mitchell E. Appel	Trustee; President and Chief Executive	April 26, 201 2
(Mitchell E. Appel)	Officer (Principal Executive Officer)

/s/ Emily D. Washington	Treasurer; Principal Financial	April 26, 201 2
(Emily D. Washington)	and Accounting Officer; Secretary

*By:	/s/ Mitchell E. Appel
(Mitchell E. Appel, attorney-in-fact)

*	Pursuant to Power of Attorney filed as an exhibit to Post Effective Amendment No. 26, and incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Document Title

(b)	Amendment to By-laws

(h)(3)	Fee Waiver Agreement

(j)	Consent of Independent Registered Public Accounting Firm

(p)	Code of Ethics

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A (the “Registration Statement”) of our report dated February 17, 2012, relating to the financial statements and financial highlights which appears in the December 31, 2011 Annual Report to Contract owners of Value Line Strategic Asset Management Trust, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights,” “Investment Advisory and Other Services” and “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 26, 2012